SUPPLEMENT TO PROSPECTUS

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                        COVA VARIABLE ANNUITY ACCOUNT ONE

     This supplement should be attached to your copy of the prospectus for the variable annuity contracts issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Annuity Account One ("Variable Account").

     On December 31, 1998, the Securities and Exchange Commission issued an order approving the substitution of shares of certain Portfolios of Cova Series Trust ("Cova Trust") and of General American Capital Company ("General American Fund") for shares of certain other Portfolios of Cova Trust and for shares of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund") held by the Variable Account to fund certain variable contracts issued by Cova Life as follows: (1) shares of the Large Cap Stock Portfolio of Cova Trust for shares of the Stock Index Portfolio of Cova Trust; (2) shares of the Quality Bond Portfolio of Cova Trust for shares of the Quality Income Portfolio of Cova Trust; (3) shares of the Bond Debenture Portfolio of Cova Trust for shares of the High Yield Portfolio of Cova Trust; (4) shares of the Lord Abbett Growth and Income Portfolio of Cova Trust for shares of the VKAC Growth and Income Portfolio of Cova Trust; (5) shares of the Lord Abbett Growth and Income Portfolio of Cova Trust for shares of the Growth and Income Portfolio of Lord Abbett Fund; and (6) shares of the Money
Market Fund of the General American Fund for shares of the Money Market Portfolio of Cova Trust.

     If you wish, you may transfer without any charge your Contract value as substituted into any other eligible sub-account. If you transfer within 30 days from the date of the notice of substitution which you will receive shortly, the transfer will not be subject to any charge on transfers described in the Prospectus for the Contracts.

     Should  you  have  any  questions,  please  feel  free to call us at  (800)
343-8496.

CL-4153 (12/98)